Exhibit 10(p)


                                 Promissory Note

U.S. $54,750.00                                               Longmont, Colorado
                                                              July 15, 1996



     FOR VALUE RECEIVBD, the undersigned ("Borrower") promises to pay Katonah West Pension Plan, a trust, with its address at 1105 North Cedarbrook Rd. Boulder, CO 80304, or order,("Note Holder") the principal sum of $54,750 U.S. Dollars, with interest accruing at the rate of Ten percent (10%) per annum from the date of the loan, see Exhibit "D". Payment of principal and interest, as accruing, shall be payable at the offices of Note Holder, or such other place as the Note Holder may designate, in one payment due on or before one year from the date of this Note. As additional consideration to induce Note Holder to undertake the loan subject hereto, Borrower hereby agrees to issue to Note Holder shares of Borrower's common stock as included in Exhibit "A" attached hereto and incorporated herein as set forth. The various rights and obligations relevant to such common stock are included in that certain Registration Rights Agreement, by and between the parties hereto, attached hereto as Exhibit "B" and incorporated herein as if set forth.

     In the event payments due hereunder are nor tendered within ten (10) days from the date the same become due ("event of default"), the entire principal shall accrue interest at the rate of (18% per annum and the failure to make any payment of principal or interest when due or any default under any encumbrance or agreement securing this Note shall cause the whole Note to become due at once (acceleration). In the event of default, Borrower shall be additionally obligated to tender the full number of its common shares to Note Holder as indicated in Exhibit "A" hereto.

     Payments received for application to this Note shall be applied first to the payment of late charges and fees, if any, second to the payment of accrued interest at the increased rate specified herein, if any, and the balance applied in reduction of the principal amount hereof.

     This Note is secured by that certain Security Agreement by and between the parties hereto, dated even date hereof, attached hereto and incorporated herein as Exhibit "C".

     Borrower may prepay the principal amount outstanding under this Note, in whole or in part, at any time without penalty. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent payments or change the amount of such payments. Further, the number of shared of Borrower's common stock shall be reduced as indicated in Exhibit "A" hereto.

     The Borrower agrees to pay to the Note Holder, when incurred, all costs and expenses incidental to collection of the amounts due herein, including but nor limited to, reasonable attorneys fees and costs of collection, regardless of whether Note Holder elects to commence legal action to enforce this Note.

     Presentment, notice of dishonor, and protest are hereby waived by and all other makers, sureties, guarantors and endorses hereof. This Note shall be the joint and several obligation of Borrower and all other makers, sureties, guarantors and endorses, and their successors and assigns.

     Any notice to Borrower provided for in this Note shall be in writing and shall be given and be effective upon (1) delivery to Borrower or (2) mailing such notice by certified mail, return receipt requested, addressed to Borrower at the Borrower's address stated below, or to such other address as Borrower may designated by notice to the Note Holder.




                                             BORROWER:         SYTRON,


                                             By:  /s/  Rob Howard
                                                  ------------------------------
                                                  Rob Howard

Borrower's Address:
320 South Sunset Street
Longmont, CO 80501

                                   EXHIBIT "A"



Katonah West          41,794 shares

                                   Exhibit "D"




      Date                                               Katonah West
      ----                                               ------------

    12-Oct-95                                             25,000.00
    25-Oct-95                                             11,250.00
    20-Nov-95                                             11,500.00
    14-May-96                                              3,000.00
    01-Jul-96                                              4,000.00
     Total                                                54,750.00